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                     CLASS A, CLASS B AND CLASS C SHARES OF

                             AIM ADVISOR FLEX FUND

                         Supplement dated June 14, 2001
                   to the Prospectus dated September 11, 2000

The Board of Trustees of AIM Advisor Funds ("AAF") unanimously approved, on June 13, 2001, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM Advisor Flex Fund ("Advisor Flex Fund"), a series of AAF, would transfer substantially all of its assets to AIM Balanced Fund ("Balanced Fund"), a series of AIM Funds Group. As a result of the transaction, shareholders of Advisor Flex Fund would receive shares of Balanced Fund in exchange for their shares of Advisor Flex Fund, and Advisor Flex Fund would cease operations.

The investment objective of Balanced Fund is similar to the investment objective of Advisor Flex Fund. Balanced Fund seeks to achieve as high a total return as possible, consistent with preservation of capital. Advisor Flex Fund also seeks high total return. Both funds seek to achieve their investment objective by investing in a portfolio of equity securities and fixed income securities.

The Plan requires approval of Advisor Flex Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in August 2001. If the Plan is approved by shareholders of Advisor Flex Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

Effective on or about August 1, 2001, Class A, Class B and Class C shares of the Advisor Flex Fund will be closed to new investors.